UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2018

ETERNITY HEALTHCARE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	75-3268426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Team Youn Bio Medicine International Corp. Limited Flat/Rm 1006 10/F Hang Seng Tsim Sha Tsui Bldg 18 Carnarvon Road, Tsim Sha TsuiI, KL, Hong Kong
(Address of principal executive offices)

+8613691884662

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On March 26, 2018, Eternity Healthcare Inc. (the “Company”) entered into a Credit Loan Agreement with Shenzhen Dongyang Medical Technology Co., Ltd., as lender, and the Company’s wholly-owned subsidiary, Guizhou Tongren Healthy China Biotechnology Co., Ltd., as borrower (“Tongren Healthy”), pursuant to which the Company agreed to guaranty payment of the indebtedness under a loan facility providing Tongren Healthy with advances for up to $25 million. Advances under the loan facility bear interest at the rate of 10% per annum. The loan facility has a term of five years. A copy of the Credit Loan Agreement is annexed as Exhibit 10.1 to this report.

Tongren Healthy, the leading stem cell therapy service company serving Guizhou Province and Western China, is constructing a 50,000 square-feet facility for stem cell harvesting, storage and transformation, and patient treatment which is expected to be operational in May 2018. Advances under the credit facility will be used to construct and equip the medical facility and to provide Tongren Healthy with working capital to operate the medical facility.

Item 7.01 Regulation FD Disclosure

On March 29, 2018, the Company issued a press release announcing that it had completed the acquisition of Guizhou Tongren Healthy China Biotechnology Co., Ltd., and that it had entered into the Credit Loan Agreement. A copy of the press release is filed as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Credit Loan Agreement.
99.1	Press release issued by Eternity Healthcare Inc. on March 29, 2018.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETERNITY HEALTHCARE INC.

March 29, 2018	By:	/s/ Wei Tao Wang
Wei Tao Wang
President and Chief Executive Officer

2